UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2006.

Rancher Energy Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-51425	98-0422451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 18th Street, Suite 1740, Denver, Colorado 80202
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (303) 629-1122

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Rancher Energy Corp. (the “Company”) and Nielson & Associates Inc., a Wyoming corporation (“Nielson”), entered into an Amendment (the “Amendment”) to Purchase and Sale Agreement between Nielson and the Company dated October 1, 2006 (the “Purchase Agreement”). The Amendment was entered into effective as of December 15, 2006 and is attached to this Report on Form 8-K as Exhibit 10.1.

Pursuant to the Amendment, the Company and Nielson agreed to extend the closing date of the Purchase Agreement to December 22, 2006. Additionally, in lieu of the $3,000,000 payment provided for in Section 2.1 of the Purchase Agreement, payable after the closing date of the Purchase Agreement, the Company and Nielson agreed that, on the closing date of the Purchase Agreement, the Company would pay Nielson $1,750,000.

In accordance with the Amendment, the Company paid Nielson an extension fee equal to $250,000. In addition, the Company agreed to issue to Nielson a warrant to purchase up to 250,000 shares of the Company’s common stock at an exercise price of $1.50 per share. Neilson may exercise the warrant at any time during the period beginning six months following the closing date of the Purchase Agreement and ending five years after the Closing Date.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is included as Exhibit 10.1 to this Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 22, 2006, the Company and Nielson closed the transaction contemplated by the Purchase Agreement referenced in Item 1.01 above. Pursuant to the Purchase Agreement, the Company purchased from Nielson the assets for a purchase price of $46,670,000. The purchased assets consisted of (i) a 100% working interest (79.31% net revenue interest) in the Cole Creek South Field consisting of approximately 2,080 acres in Wyoming’s Powder River Basin; and (ii) a 93.73% working interest (74.08% net revenue interest) in the South Glenrock B Field consisting of approximately 7,070 acres in Wyoming’s Powder River Basin. The Purchase Agreement is included as Exhibit 10.1 to a Report on Form 8-K filed by the Company on October 6, 2006.

Item 7.02 Regulation FD Disclosures

On December 27, 2006, the Company issued a press release entitled “Rancher Energy Completes Acquisition of Two High Caliber Oil Projects - South Glenrock B and Cole Creek South.” The press release is attached as Exhibit 99.1 to this Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description

Exhibit 10.1	Amendment effective, December 15, 2006, to Purchase and Sale Agreement between Nielson & Associates, Inc. and Rancher Energy Corp. dated October 1, 2006.

Exhibit 99.1	December 27, 2006 Press Release entitled “Rancher Energy Completes Acquisition of Two High Caliber Oil Projects--South Glenrock B and Cole Creek South.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCHER ENERGY CORP.

Signature:	/s/ John Works
Name:	John Works
Title:	President, Principal Executive Officer and Principal Financial Officer

Dated: December 27, 2006

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Amendment effective, December 15, 2006, to Purchase and Sale Agreement between Nielson & Associates, Inc. and Rancher Energy Corp. dated October 1, 2006.

Exhibit 99.1	December 27, 2006 Press Release entitled “Rancher Energy Completes Acquisition of Two High Caliber Oil Projects--South Glenrock B and Cole Creek South.”